NEWBUILDINGS	12 Months Ended
Dec. 31, 2015
Newbuildings [Abstract]
Newbuildings
EWBUILDINGS

The carrying value of newbuildings represents the accumulated costs we have paid by way of purchase installments and other capital expenditures together with capitalized loan interest. The carrying value of newbuildings at December 31, 2015 relates to thirteen Capesize, two Newcastlemax and three Supramax dry bulk newbuildings (2014: fourteen Capesize dry bulk newbuildings). Movements in the three years ended December 31, 2015 may be summarized as follows:

(in thousands of $)
Balance at December 31, 2012	—
Installments and newbuilding supervision fees paid	26,298
Interest capitalized	408
Balance at December 31, 2013	26,706
Installments and newbuilding supervision fees paid and accrued	356,355
Value of share consideration paid in connection with purchase of SPCs, net of cash acquired:
- in April 2014	150,959
- in September 2014	331,661
Interest capitalized	4,179
Transfers to Vessels and Equipment	(546,520)
Balance at December 31, 2014	323,340
Acquired as a result of the Merger	12,030
Value of share consideration paid in connection with purchase of SPCs, net of cash acquired;	78,201
Installments and newbuilding supervision fees paid	508,482
Interest capitalized	8,979
Disposals	(10,785)
Impairment loss	(7,110)
Transfers to Vessels and Equipment	(574,523)
Balance at December 31, 2015	338,614

In April 2014, we acquired five SPCs from Frontline 2012, each owning a 180,000 dwt Capesize dry bulk newbuilding. The consideration consisted of the issuance of 15.5 million shares, which were recorded at a price per share of $12.54 or $194.4 million in aggregate, and $150.0 million was assumed in remaining newbuilding installments. Cash of $43.4 million was acquired with the SPCs and so $151.0 million of the consideration was allocated to the cost of the newbuilding contracts. Two of the five Capesize newbuildings were delivered to us in May 2014 and the remaining three were delivered in June, July and September 2014.

In April 2014, we also agreed to acquire 25 SPCs, each owning a dry bulk newbuilding, from Frontline 2012. Thirteen of these SPC's were acquired in September 2014. The consideration consisted of the issuance of 31.0 million shares, which were recorded at a price per share of $11.51 or $356.8 million in aggregate, and $490.0 million was assumed in remaining newbuilding installments. Cash of $25.1 million was acquired with the SPCs and so $331.7 million of the consideration was allocated to the cost of the newbuilding contracts. Three of the thirteen newbuildings were subsequently delivered to us in 2014. KSL Santiago was delivered in September 2014 and KSL San Francisco and KSL Santos were delivered in October 2014.

As at December 31, 2014, the difference between (i) the aggregate of installments and newbuilding supervision fees paid and interest capitalized of $360.5 million, and (ii) additions to newbuildings per the consolidated statement of cash flows of $357.4 million is attributable to accrued expenses not paid of $3.1 million.

We took delivery of five Capesize dry bulk newbuildings in the first quarter of 2015 (KSL Sakura, KSL Seville, KSL Seoul, Golden Kathrine and KSL Stockholm), all of which were purchased from Frontline 2012 in September 2014.

In March 2015, we acquired twelve SPCs, each owning a Capesize dry bulk newbuilding, from Frontline 2012. The consideration for the twelve SPCs was settled by the issuance of 31.0 million shares, which were recorded at a price per share of $4.10 or $127.1 million in aggregate, and $404.0 million were assumed in remaining newbuilding commitments. Cash of $108.6 million and cost of newbuildings of $78.2 million were acquired with the SPCs. No other working capital balances were acquired. This purchase has been accounted for a ‘common control’ transaction and the twelve SPCs have been recorded at Frontline 2012’s historical carrying value and a contribution from shareholder of $59.7 million has been recorded in Contributed capital surplus

In March 2015, we acquired four Supramax dry bulk newbuildings as a result of the Merger, of which the Golden Taurus, was delivered in May 2015.

In April 2015, we agreed to the sale of four newbuilding Capesize vessels which had been purchased from Frontline 2012 in March 2015. We agreed to time charter-in three of the vessels for periods between six and twelve months upon completion of their sale. We do not expect to fund these newbuildings with any debt prior to delivery to the new owners. We completed the construction and sale of Front Atlantic and Front Baltic in August and November 2015, respectively. two newbuildings will be completed and sold in 2016. A loss on sale of $2.2 million was recorded on the sale of Front Atlantic. As a result of the loss on the sale of Front Atlantic, we expected the remaining costs to delivery for each of the three remaining newbuilding to exceed the agreed sale price and an impairment loss of $7.1 million was recorded. In November 2015, we took delivery of the Capesize dry bulk newbuilding, Front Baltic, and a gain on sale of $0.1 million was recorded. A cash deposit of $9.4 million per vessel was transferred by the buyer into an escrow account in the joint names of ourselves and the buyer. All interest on this deposit accrues to the buyer. This escrow account has not been recorded on the balance sheet at December 31, 2015. The deposit for the Front Caribbean was released on delivery of this vessel in 2016 and formed part of the sale proceeds received of $46.2 million.

We took delivery of two Capesize dry bulk newbuildings in the second and third quarter of 2015; the Golden Aso, which was purchased from Frontline 2012 was delivered in June 2015, and the Golden Finsbury was delivered in September 2015.

In November 2015, we entered into an agreement with New Times Shipbuilding Co. Ltd in China to convert two Capesize dry bulk newbuildings to Suezmax oil tanker newbuildings, with expected delivery in the first quarter of 2017. On November 23, 2015, we agreed to sell these newbuilding contracts to Frontline for $1.9 million. The transaction with Frontline was completed on December 31, 2015 and reduced our newbuilding commitments by $95.0 million. We recognized a loss on sale of the newbuilding contracts of $8.9 million.

As at December 31, 2015, the difference between (i) the aggregate of installments and newbuilding supervision fees paid and interest capitalized of $517.5 million, and (ii) additions to newbuildings per the consolidated statement of cash flows of $519.0 relates to accrued newbuilding costs as at December 31, 2014 of $2.0 million settled in 2015 and reimbursements of newbuilding costs of $0.5 million by the new owners of Front Baltic in 2016.